UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04616)

Exact name of registrant as specified in charter:	Putnam High Yield Advantage Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2012

Date of reporting period:	December 1, 2011 — November 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PHYIX

Putnam High Yield Advantage Fund

Annual report
11|30|12

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Yield
Advantage Fund

Annual report
11 | 30 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Trustee approval of management contract	18

Financial statements	22

Federal tax information	65

About the Trustees	66

Officers	68

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer.

Message from the Trustees

Dear Fellow Shareholder:

In recent months, Europe’s sovereign debt crisis and the threat of the “fiscal cliff” in the United States have contributed to heightened market volatility and have curtailed economic growth.

Even with these challenges, the U.S. economy has exhibited resiliency, with employment, housing, and GDP data all improving. While most of Europe is mired in recession, slow but steady progress is being made to resolve the eurozone’s years-long debt crisis. Meanwhile, China, the world’s second-largest economy, is showing strength in its important manufacturing sector.

Putnam’s portfolio managers and analysts are trained to look for opportunities and manage downside risk in volatile market environments. We also believe in the importance of relying on the expertise of a financial advisor as you work toward your long-term financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking a high level of current income for investors since 1986

Unlike most types of fixed-income investments, high-yield bond performance is more dependent on the performance of the companies that issue the bonds than on interest rates. For this reason, distinguishing between opportunities and potential pitfalls requires a rigorous investment process that includes analyzing companies. With Putnam High Yield Advantage Fund, this process is highlighted by intensive research, investment diversification, and carefully timed portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team — which includes analysts who specialize by industry — visits with the management of issuing companies and analyzes each company’s prospects. The team then compares this information to the bond’s upside or downside potential before deciding whether it is an appropriate investment for the fund.

The fund’s portfolio typically consists of bonds from a broad range of industries and companies. Holdings are diversified across industry sectors and among bonds with differing credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well.

As the bond markets shift over time, the fund’s managers look for ways to capitalize on developments that aff ect fixed-income securities in general and high-yield bonds in particular. For example, when credit spreads are wide and are expected to tighten, the fund may pursue the higher income potential offered by lower-quality issues. On the other hand, when credit spreads are narrow — that is, when the diff erence in yield between higher- and lower-rated bonds of comparable maturities is small — the fund may shift its emphasis to higher-quality high-yield bonds.

What makes a bond “high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are typically rated below investment grade by an independent rating agency (for example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa). The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

Bond ratings

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

4	High Yield Advantage Fund

Interview with your fund’s portfolio manager

Paul, what was the market environment like for high-yield bonds during the 12 months ended November 30, 2012?

The period began on a positive note, as investors grew more optimistic about U.S. economic growth and less pessimistic about Europe’s sovereign debt crisis. Investor confidence was buoyed by the European Central Bank’s [ECB] Long-Term Refinancing Operation, which provided much-needed stability to global credit markets by injecting liquidity into the European banking system, thereby reducing banks’ short-term funding risk. Against this backdrop, high-yield bonds rallied strongly from December through February.

As winter turned to spring, disappointing U.S. economic data, concern about slowing global economic growth, and renewed fear about eurozone debt prompted investors to reduce risk and shift back toward more-defensive asset classes and market sectors. As a result, after posting moderately positive returns in March and April, high-yield bonds, as well as other asset classes entailing greater credit or market risk, sold off in May.

The high-yield market bottomed at the beginning of June, then staged an impressive rally into mid September, fueled by encouraging comments from the ECB and robust demand from investors seeking yield. Additionally, investors concluded that U.S.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/12. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

High Yield Advantage Fund	5

economic growth, while anemic by historical standards, would likely remain steady.

High-yield bonds were choppy during the period’s latter months, due to uncertainty about the U.S. presidential election and the effect it could have on the so-called “fiscal cliff” of automatic tax increases and spending cuts that were scheduled to kick in on January 1, 2013. However, the market advanced during the period’s final weeks in part due to investors’ anticipation that President Obama and Congress could possibly reach a compromise. Investors were also relieved that with President Obama’s reelection, Ben Bernanke likely would remain Federal Reserve chairman and the central bank’s accommodative monetary policy would continue.

For the period as a whole, high-yield bonds were one of the top-performing fixed-income categories. As for the fund, it slightly under-performed its benchmark but outpaced the average return of its Lipper peer group.

What factors influenced the fund’s relative performance during the period?

At the sector/industry level, overweighting financials, telecommunications, gaming and leisure, and retail aided the fund’s results versus the index. Conversely, adverse security selection in utilities hampered relative performance, as did holding

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/12. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch Ratings, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the net-cash category. The fund itself has not been rated by an independent rating agency.

6	High Yield Advantage Fund

lighter-than-benchmark stakes in paper/packaging, diversified media, and industrials.

From a credit-quality standpoint, modestly overweighting CCC-rated securities helped the fund’s relative performance, as they outperformed BB- and B-rated bonds. Underweighting BB-rated and “crossover” securities provided a further boost to results, because bonds in these ratings tiers lagged the index. Crossover bonds are those that straddle the gap between investment grade and high yield, often receiving an investment-grade rating from one rating agency and a below-investment-grade rating from another.

Which holdings helped versus the index?

Wireless carrier Sprint Nextel was the top individual contributor, as the company posted better-than-expected results on stronger wireless margins resulting from lower expenses and reduced roaming costs. In addition, the firm added more than one million subscribers to its network.

Satellite services provider Intelsat also helped the fund’s performance, thanks to stronger operating margins and continued steady growth.

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 11/30/12. Short-term holdings, derivatives, and TBA commitments are excluded. Holdings will vary over time.

High Yield Advantage Fund	7

Our position in automotive finance provider Ally Financial [formerly GMAC] proved beneficial, as investors became more confident in the firm’s ability to extricate itself from mortgage liabilities at its ResCap subsidiary.

Real estate and relocation services company Realogy was another contributor. Prices for the firm’s bonds and bank debt rose in anticipation of an initial public stock offering, along with continued modest improvement in transaction volumes and pricing. Realogy’s securities were also helped by signs of recovery in the U.S. housing market.

Hospitality and gaming company MTR Gaming Group rounded out the group of top contributors. MTR’s securities received a boost when the Ohio Gaming Commission licensed the firm to operate video lottery terminals at its Scioto Downs racetrack in Columbus, Ohio.

Which investments weren’t as productive?

NII Capital, the financing subsidiary of NII Holdings, which provides mobile communications for business customers in Latin America under the Nextel brand, was a disappointment. The firm missed revenue and earnings expectations due to lower-than-forecast average revenue per user and margin pressure from its expansion and rebranding initiative. NII also indicated that it expects earnings and net subscriber additions to be markedly lower compared with the same period last year.

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of net assets as of 11/30/12. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch Ratings, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the net-cash category. The fund itself has not been rated by an independent rating agency.

8	High Yield Advantage Fund

The fund had underweight exposure to automaker Chrysler Group, and its bonds outperformed the index. Chrysler benefited from stronger U.S. sales across all of its brands.

The fund reduced its distribution rate during the period. What led to that decision?

The fund’s distribution rate per class A share was lowered to $0.031 from $0.035 in April due to a decline in the amount of income earned because of lower overall yields across the market. Similar reductions were made to other share classes.

What is your outlook for the high-yield market over the coming months?

We evaluate the high-yield market by looking at three key factors: fundamentals, valuation, and “technicals,” or the balance of supply and demand. As of now, we are neutral on all three.

Looking first at fundamentals, we see an economic landscape marked by countervailing trends. Third-quarter gross domestic product came in at a better-than-expected annualized rate of 2%, indicating that the U.S. economy continued to grow, albeit at a sluggish pace compared with past post-recession recoveries. With the Japanese and German economies slowing sharply, recession in other parts of Europe, and China growing at a rate that is slow by its own standards, the areas of the U.S. economy that are heavily dependent on global trade have weakened. In our view, corporate fundamentals still appear to be reasonably solid, although earnings in various early-cycle industries are showing signs of softening. At the same time, the housing market appears to be recovering in many parts of the country, which could provide a nice boost to certain sectors of the economy. That said, the possibility of fiscal austerity in the form of spending cuts and tax increases in 2013 could dampen the positive effects of a housing recovery.

As for valuation, the yield advantage high-yield bonds offered versus Treasuries compressed during the period to 597 basis points at period-end. [A basis point is 1/100 of one percent.] The high-yield default rate ended the period at 1.3%, which is well below the long-term average of 4.2%. All told, while yield spreads on high-yield bonds have tightened, their absolute yields remain attractive against the backdrop of lower-yielding alternatives, particularly given relatively low default risk at the present time. Consequently, in our view, high-yield bonds appear to be fairly valued, barring some unforeseen market event.

Looking at market technicals, high-yield mutual funds experienced positive flows in nine out of the past twelve months, although recent flows turned negative, particularly among exchange-traded funds [ETFs]. New issuance reached record levels, with corporations seeking to lock in attractive long-term rates.

High-yield market liquidity, or ease of trading, has diminished, partly due to new regulations designed to limit risk in financial institutions. These regulatory changes have made broker/dealers more reluctant to commit risk capital to support bond inventories at the same level as in the past. As market-makers have drawn down their inventories of corporate bonds, marketplace liquidity has declined.

Given this outlook, how have you positioned the fund?

The amount of refinancing that has occurred during the past two-and-a-half years has extended the maturity profile of many high-yield issuers, which helps reduce their current debt load. As a result, we believe the prospects for the default rate to remain below the historical average for some time are quite good. That said, given the continuing uncertainty surrounding potential macroeconomic, U.S. fiscal policy, and geopolitical developments, we have modestly reduced

High Yield Advantage Fund	9

the fund’s overall market risk by, among other measures, moderately increasing cash. In our view, holding a cash cushion may also help the fund should marketplace liquidity remain constrained.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. A CFA charterholder, Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

IN THE NEWS

While the U.S. economy continues to gather strength in several key areas, estimates for overall global economic growth in 2012 and 2013 have been downgraded. The Organisation for Economic Co-operation and Development (OECD) revised its global GDP projections from 3.4% to 2.9% for 2012 and from 4.2% to 3.4% for 2013. The primary barriers to growth include the eurozone’s debt crisis and, to a lesser degree, the impending U.S. “fiscal cliff.” For the eurozone, the Paris-based think tank predicts negative growth of –0.4% in 2012 and –0.1% in 2013, before climbing to a tepid 1.3% in 2014. U.S. GDP growth may be significantly better, however: 2.2% for 2012, slowing to 2% in 2013, before increasing to 2.8% in 2014, according to the OECD.

10	High Yield Advantage Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y

(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.83%	7.67%	6.93%	6.93%	7.02%	7.02%	7.54%	7.40%	7.57%	8.01%

10 years	153.94	143.57	135.13	135.13	135.01	135.01	147.53	139.66	148.08	160.82
Annual average	9.77	9.31	8.93	8.93	8.92	8.92	9.49	9.13	9.51	10.06

5 years	49.34	43.41	43.84	41.84	43.90	43.90	47.46	42.74	47.60	51.13
Annual average	8.35	7.48	7.54	7.24	7.55	7.55	8.08	7.38	8.10	8.61

3 years	36.42	31.00	33.22	30.22	33.17	33.17	35.12	30.66	35.36	37.51
Annual average	10.91	9.42	10.03	9.20	10.02	10.02	10.55	9.32	10.62	11.20

1 year	16.55	11.97	15.48	10.48	15.52	14.52	16.13	12.33	16.13	16.76

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

High Yield Advantage Fund	11

Comparative index returns For periods ended 11/30/12

	JPMorgan Developed	Lipper High Yield Funds
	High Yield Index	category average*

Annual average (life of fund)	—†	7.25%

10 years	173.32%	134.55
Annual average	10.58	8.84

5 years	62.55	45.13
Annual average	10.20	7.69

3 years	43.87	36.70
Annual average	12.89	10.97

1 year	17.02	15.53

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/12, there were 504, 440, 377, 257 and 24 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $23,513 and $23,501, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $23,966. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $24,808 and $26,082, respectively.

12	High Yield Advantage Fund

Fund price and distribution information For the 12-month period ended 11/30/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.403		$0.362	$0.361	$0.391		$0.391	$0.415

Total	$0.403		$0.362	$0.361	$0.391		$0.391	$0.415

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

11/30/11	$5.62	$5.85	$5.52	$5.50	$5.62	$5.81	$5.62	$5.81

11/30/12	6.12	6.38	5.99	5.97	6.11	6.32	6.11	6.34

	Before	After	Net	Net	Before	After	Net	Net
Current yield	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	6.08%	5.83%	5.61%	5.43%	5.89%	5.70%	5.89%	6.06%

Current 30-day SEC yield [2]	N/A	5.02	4.49	4.49	N/A	4.82	4.99	5.48

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y

(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.86%	7.70%	6.97%	6.97%	7.05%	7.05%	7.57%	7.44%	7.60%	8.04%

10 years	156.35	146.31	137.81	137.81	138.01	138.01	150.30	142.32	150.81	163.18
Annual average	9.87	9.43	9.05	9.05	9.06	9.06	9.61	9.25	9.63	10.16

5 years	51.26	45.20	45.97	43.97	46.04	46.04	49.60	44.77	49.50	53.01
Annual average	8.63	7.74	7.86	7.56	7.87	7.87	8.39	7.68	8.37	8.88

3 years	34.58	29.12	31.61	28.61	31.55	31.55	33.52	29.21	33.53	35.46
Annual average	10.41	8.89	9.59	8.75	9.57	9.57	10.12	8.92	10.12	10.65

1 year	15.11	10.47	14.23	9.23	14.24	13.24	14.88	11.19	14.88	15.35

6 months	7.36	3.02	6.95	1.95	6.96	5.96	7.26	3.76	7.26	7.37

High Yield Advantage Fund	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended
11/30/11	1.04%	1.79%	1.79%	1.29%	1.29%	0.79%

Annualized expense ratio for
the six-month period ended
11/30/12*	1.03%	1.78%	1.78%	1.28%	1.28%	0.78%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2012, to November 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.36	$9.23	$9.23	$6.65	$6.65	$4.06

Ending value (after expenses)	$1,080.70	$1,074.90	$1,075.00	$1,077.90	$1,077.90	$1,082.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	High Yield Advantage Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2012, use the following calculation method. To find the value of your investment on June 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.20	$8.97	$8.97	$6.46	$6.46	$3.94

Ending value (after expenses)	$1,019.85	$1,016.10	$1,016.10	$1,018.60	$1,018.60	$1,021.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

High Yield Advantage Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

16	High Yield Advantage Fund

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2012, Putnam employees had approximately $340,000,000 and the Trustees had approximately $83,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

High Yield Advantage Fund	17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured

18	High Yield Advantage Fund

particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management

High Yield Advantage Fund	19

fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does

20 High Yield Advantage Fund

not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper High Yield Current Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	3rd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 491, 424 and 356 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

High Yield Advantage Fund	21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net invest ment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings —well as any unrealized gains or losses over the period — is added to or subtracted from the investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 High Yield Advantage Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam High Yield Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Advantage Fund (the fund), including the fund’s portfolio, as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Advantage Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 15, 2013

High Yield Advantage Fund	23

The fund’s portfolio 11/30/12

CORPORATE BONDS AND NOTES (87.4%)*	Principal amount		Value

Advertising and marketing services (0.6%)
Affinion Group, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018		$1,430,000	$1,144,000

Affinion Group, Inc. company guaranty sr. unsec.
sub. notes 11 1/2s, 2015		1,385,000	1,121,850

Griffey Intermediate, Inc./Griffey Finance Sub LLC 144A
sr. notes 7s, 2020		1,570,000	1,581,774

Lamar Media Corp. company guaranty sr. sub. notes
7 7/8s, 2018		560,000	618,100

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022		1,340,000	1,425,425

			5,891,149
Automotive (1.4%)
Chrysler Group, LLC/CG Co-Issuer, Inc. company
guaranty notes 8 1/4s, 2021		2,135,000	2,351,168

Ford Motor Credit Co., LLC sr. unsec. unsub. notes
5 7/8s, 2021		3,340,000	3,831,707

Ford Motor Credit Co., LLC sr. unsec. unsub. notes
5 3/4s, 2021		615,000	698,579

Navistar International Corp. sr. notes 8 1/4s, 2021		2,604,000	2,473,800

Schaeffler Finance BV sr. sec. notes Ser. REGS, 8 3/4s,
2019 (Germany)	EUR	310,000	439,888

Schaeffler Finance BV 144A company
guaranty sr. notes 8 1/2s, 2019 (Germany)		$2,080,000	2,308,799

Schaeffler Finance BV 144A company
guaranty sr. notes 7 3/4s, 2017 (Germany)		565,000	618,675

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		1,080,000	1,225,800

			13,948,416
Basic materials (7.2%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s, 2017
(Canada)		610,000	616,100

Ardagh Glass Finance PLC sr. unsub. notes Ser. REGS,
9 1/4s, 2016 (Ireland)	EUR	280,000	393,705

Ashland, Inc. 144A sr. unsec. notes 4 3/4s, 2022		$410,000	421,275

Atkore International, Inc. company
guaranty sr. notes 9 7/8s, 2018		3,530,000	3,596,187

Boise Cascade LLC/Boise Cascade Finance Corp. 144A
sr. unsec. notes 6 3/8s, 2020 (United Kingdom)		270,000	274,050

Celanese US Holdings, LLC company guaranty sr. unsec.
unsub. notes 4 5/8s, 2022 (Germany)		965,000	993,950

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		1,895,000	2,117,663

Cemex Finance, LLC 144A company guaranty sr. bonds
9 1/2s, 2016		2,390,000	2,569,250

Cemex Finance, LLC 144A company guaranty sr. notes
9 3/8s, 2022		745,000	802,738

Compass Minerals International, Inc. company
guaranty sr. unsec. notes 8s, 2019		1,865,000	2,004,874

Edgen Murray Corp. 144A company guaranty sr. notes
8 3/4s, 2020		920,000	920,000

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		1,905,000	1,719,263

24 High Yield Advantage Fund

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount		Value

Basic materials cont.
FMG Resources August 2006 Pty, Ltd. 144A company
guaranty sr. unsec. notes 6 3/8s, 2016 (Australia)		$860,000	$866,450

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)		930,000	950,925

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015
(Australia)		15,000	15,263

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		2,020,000	1,987,882

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec.
notes 6 7/8s, 2022 (Australia)		920,000	890,100

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		1,180,000	1,191,800

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 6 5/8s, 2020		570,000	568,575

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes FRN 4.81s, 2014		610,000	561,200

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2021		1,165,000	1,319,363

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2020		2,510,000	2,811,200

Huntsman International, LLC 144A company
guaranty sr. unsec. unsub. notes 4 7/8s, 2020		965,000	955,350

IAMGOLD Corp. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020 (Canada)		1,815,000	1,778,700

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		1,710,000	1,823,202

INEOS Finance PLC 144A company guaranty sr. notes 8 3/8s,
2019 (United Kingdom)		830,000	884,988

INEOS Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)		375,000	387,188

INEOS Group Holdings, Ltd. company guaranty sr. unsec.
notes Ser. REGS, 7 7/8s, 2016 (Luxembourg)	EUR	1,250,000	1,575,162

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		$1,905,000	2,128,838

Louisiana-Pacific Corp. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020		805,000	897,575

LyondellBasell Industries NV sr. unsec. notes 6s, 2021
(Netherlands)		2,790,000	3,330,563

LyondellBasell Industries NV sr. unsec.
unsub. notes 5 3/4s, 2024 (Netherlands)		1,915,000	2,298,000

LyondellBasell Industries NV sr. unsec. unsub. notes 5s,
2019 (Netherlands)		3,455,000	3,839,368

Momentive Performance Materials, Inc. company
guaranty notes 9 1/2s, 2021	EUR	465,000	429,976

Momentive Performance Materials, Inc. 144A company
guaranty sr. notes 10s, 2020		$560,000	537,600

MPM Escrow LLC /MPM Finance Escrow Corp. 144A
sr. notes 8 7/8s, 2020		730,000	724,525

New Gold, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2020 (Canada)		920,000	977,500

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)		485,000	491,548

High Yield Advantage Fund	25

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount		Value

Basic materials cont.
Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		$1,030,000	$1,153,600

Novelis, Inc. sr. unsec. notes company guaranty 8 3/8s, 2017		25,000	27,500

Nufarm Australia Ltd. 144A company
guaranty sr. notes 6 3/8s, 2019 (Australia)		1,140,000	1,183,367

Perstorp Holding AB 144A company guaranty sub. notes 11s,
2017 (Sweden)		605,000	571,725

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)		1,525,000	1,532,625

PQ Corp. 144A sr. notes 8 3/4s, 2018		1,215,000	1,248,413

Rockwood Specialties Group, Inc. company
guaranty sr. unsec. notes 4 5/8s, 2020		370,000	378,325

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020		1,360,000	1,502,800

Ryerson, Inc./Joseph T Ryerson & Son, Inc. 144A company
guaranty sr. notes 9s, 2017		1,250,000	1,237,500

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020		300,000	312,000

Smurfit Kappa Acquisition company
guaranty sr. bonds 7 1/4s, 2017 (Ireland)	EUR	100,000	139,709

Smurfit Kappa Acquisitions 144A company
guaranty sr. notes 4 7/8s, 2018 (Ireland)		$1,210,000	1,225,125

Smurfit Kappa Treasury company guaranty sr. unsec.
unsub. debs 7 1/2s, 2025 (Ireland)		840,000	865,200

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		80,000	81,400

Steel Dynamics, Inc. sr. unsec. notes company
guaranty 7 5/8s, 2020		115,000	126,788

Steel Dynamics, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2022		270,000	282,150

Steel Dynamics, Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2019		610,000	637,450

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020
(Belgium)		2,215,000	2,392,200

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017		1,530,000	1,698,300

Tronox Finance, LLC 144A company guaranty sr. unsec.
notes 6 3/8s, 2020		2,200,000	2,167,000

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. notes 8 3/4s, 2019		345,000	103,500

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A company
guaranty sr. notes 11 3/4s, 2019		90,000	57,600

			69,576,173
Broadcasting (2.0%)
Clear Channel Communications, Inc. company
guaranty sr. notes 9s, 2021		805,000	710,413

Clear Channel Communications, Inc. 144A company
guaranty sr. notes 9s, 2019		2,025,000	1,832,625

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2020		3,335,000	3,284,974

Clear Channel Worldwide Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 1/2s, 2022		1,545,000	1,552,725

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		1,685,000	1,630,238

26 High Yield Advantage Fund

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount	Value

Broadcasting cont.
Entercom Radio, LLC company guaranty sr. unsec.
sub. notes 10 1/2s, 2019	$1,590,000	$1,745,025

Gray Television, Inc. 144A company guaranty sr. unsec.
notes 7 1/2s, 2020	1,155,000	1,155,000

LIN Television Corp. 144A company guaranty sr. unsec.
notes 6 3/8s, 2021	625,000	639,063

Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2020	1,495,000	1,502,474

Nexstar Broadcasting, Inc./Mission Broadcasting, Inc.
company guaranty sr. notes 8 7/8s, 2017	1,350,000	1,474,875

Sinclair Television Group, Inc. 144A sr. notes 6 1/8s, 2022	650,000	677,625

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	190,000	189,525

Univision Communications, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2021	930,000	957,900

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020	1,265,000	1,350,388

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018	870,000	961,350

		19,664,200
Building materials (1.2%)
Building Materials Corp. 144A company
guaranty sr. notes 7 1/2s, 2020	1,360,000	1,489,199

Building Materials Corp. 144A sr. notes 7s, 2020	640,000	697,600

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	1,150,000	1,233,375

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	530,000	580,350

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017	2,645,000	3,061,587

Masonite International Corp., 144A company
guaranty sr. notes 8 1/4s, 2021 (Canada)	1,915,000	2,049,050

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	1,745,000	1,941,313

Owens Corning company guaranty sr. unsec. notes 9s, 2019	424,000	534,240

		11,586,714
Cable television (3.4%)
Bresnan Broadband Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	1,070,000	1,150,250

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	1,825,000	2,094,187

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	470,000	519,350

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	525,000	573,563

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018	1,020,000	1,101,600

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	1,655,000	1,787,399

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	1,620,000	1,636,200

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	975,000	1,087,125

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	500,000	543,750

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	1,545,000	1,672,463

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017	3,375,000	3,602,812

High Yield Advantage Fund	27

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount		Value

Cable television cont.
Cequel Communications Escrow Capital Corp. 144A sr. unsec.
notes 6 3/8s, 2020		$365,000	$375,038

CSC Holdings, LLC 144A sr. unsec. unsub. notes 6 3/4s, 2021		1,250,000	1,375,000

DISH DBS Corp. company guaranty 7 1/8s, 2016		155,000	173,794

DISH DBS Corp. company guaranty sr. unsec. notes
7 7/8s, 2019		1,820,000	2,152,150

DISH DBS Corp. company guaranty sr. unsec. notes
6 3/4s, 2021		3,210,000	3,627,299

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019		775,000	856,375

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
unsub. notes 7 1/4s, 2022		1,465,000	1,571,213

Quebecor Media, Inc. 144A sr. unsec. notes 7 3/8s, 2021
(Canada)		995,000	1,072,348

Quebecor Media, Inc. 144A sr. unsec. notes 5 3/4s, 2023
(Canada)		1,170,000	1,213,875

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 7 1/2s, 2019 (Germany)		735,000	805,231

Videotron Ltee company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)		1,610,000	1,658,300

Videotron Ltee sr. notes 6 7/8s, 2021 (Canada)		340,000	375,018

Virgin Media Finance PLC company guaranty sr. unsec.
unsub. notes 5 1/4s, 2022 (United Kingdom)		600,000	630,428

Virgin Media Finance PLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2022 (United Kingdom)		1,025,000	1,048,574

			32,703,342
Capital goods (5.6%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		280,000	292,600

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		1,098,000	1,167,394

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2019		4,225,000	4,573,562

ARD Finance SA sr. notes Ser. REGS, 11 1/8s, 2018
(Luxembourg) ‡‡	EUR	211,125	280,076

ARD Finance SA 144A sr. notes 11 1/8s, 2018 (Luxembourg) ‡‡		$469,804	488,596

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	710,000	989,210

Ardagh Packaging Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (Ireland)	EUR	480,000	668,762

Ardagh Packaging Finance PLC 144A company
guaranty sr. unsec. unsub. notes 9 1/8s, 2020 (Ireland)		$225,000	243,000

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
144A company guaranty sr. notes 7 3/8s, 2017 (Ireland)		225,000	243,563

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		410,000	457,663

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		525,000	551,250

Ball Corp. company guaranty sr. unsec. notes 5s, 2022		455,000	482,300

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		1,295,000	1,418,024

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021		705,000	801,938

Berry Plastics Holding Corp. company guaranty sr. unsec.
sub. notes 10 1/4s, 2016		880,000	909,700

28 High Yield Advantage Fund

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount		Value

Capital goods cont.
BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡		$625,000	$612,500

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		755,000	842,769

Bombardier, Inc. 144A sr. unsec. notes 5 3/4s, 2022 (Canada)		485,000	494,700

Briggs & Stratton Corp. company guaranty sr. unsec.
notes 6 7/8s, 2020		2,135,000	2,364,512

Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec.
notes 10 1/8s, 2020		645,000	685,313

Continental Rubber of America Corp. 144A notes 4 1/2s, 2019		765,000	770,738

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	370,000	528,189

Exide Technologies sr. notes 8 5/8s, 2018		$1,445,000	1,170,450

GrafTech International, Ltd. 144A company
guaranty sr. unsec. notes 6 3/8s, 2020		365,000	375,950

Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017		1,749,000	1,906,410

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		3,235,000	4,327,210

Manitowoc Co., Inc. (The) company guaranty sr. unsec.
notes 5 7/8s, 2022		455,000	456,138

Meritor, Inc. company guaranty sr. unsec. notes 8 1/8s, 2015		330,000	349,800

Mueller Water Products, Inc. company guaranty sr. unsec.
unsub. notes 8 3/4s, 2020		180,000	205,200

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		2,871,000	2,619,788

Polypore International, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2017		2,750,000	2,980,312

Rexel SA 144A company guaranty sr. unsec.
unsub. notes 6 1/8s, 2019 (France)		2,115,000	2,199,196

Reynolds Group Issuer, Inc. company
guaranty sr. notes 7 7/8s, 2019		985,000	1,081,038

Reynolds Group Issuer, Inc. company
guaranty sr. notes 7 1/8s, 2019		580,000	626,400

Reynolds Group Issuer, Inc. company guaranty sr. unsec.
unsub. notes 9 7/8s, 2019		2,465,000	2,600,574

Reynolds Group Issuer, Inc. company guaranty sr. unsec.
unsub. notes 9s, 2019		635,000	654,050

Reynolds Group Issuer, Inc. company guaranty sr. unsec.
unsub. notes 8 1/4s, 2021 (New Zealand)		440,000	436,700

Reynolds Group Issuer, Inc. 144A company
guaranty sr. notes 5 3/4s, 2020		925,000	945,813

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018		625,000	678,125

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		1,620,000	1,743,525

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021		1,930,000	1,997,550

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017		2,790,000	2,957,400

Thermon Industries, Inc. company guaranty sr. notes
9 1/2s, 2017		1,595,000	1,780,419

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018		1,900,000	2,099,500

			54,057,907

High Yield Advantage Fund 29

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount		Value

Coal (1.1%)
Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021		$460,000	$407,100

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019		1,175,000	1,036,937

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020		540,000	484,650

Arch Coal, Inc. company guaranty sr. unsec.
unsub. notes 7s, 2019		1,215,000	1,090,463

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020		4,055,000	4,328,712

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017		1,835,000	1,963,449

Peabody Energy Corp. company guaranty sr. unsec.
notes 7 3/8s, 2016		550,000	632,500

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020		150,000	159,750

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6s, 2018		225,000	235,125

			10,338,686
Commercial and consumer services (1.8%)
ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016 ‡‡		360,000	369,004

Ashtead Capital, Inc. 144A company
guaranty sr. notes 6 1/2s, 2022		700,000	745,500

Interactive Data Corp. company guaranty sr. unsec.
notes 10 1/4s, 2018		3,460,000	3,875,199

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2023		1,830,000	1,905,488

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019		2,155,000	2,036,475

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019		585,000	549,900

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		2,680,000	2,787,199

Sabre, Inc. 144A sr. notes 8 1/2s, 2019		1,900,000	2,014,000

Travelport, LLC company guaranty sr. unsec.
sub. notes 11 7/8s, 2016		840,000	310,800

Travelport, LLC company guaranty sr. unsec.
unsub. notes 9 7/8s, 2014		65,000	51,025

Travelport, LLC 144A sr. notes Ser B, 6.362s, 2016 ‡‡		2,412,286	1,785,091

Travelport, LLC/Travelport, Inc. company
guaranty sr. unsec. notes 9s, 2016		775,000	546,375

			16,976,056
Consumer (0.7%)
Jarden Corp. company guaranty sr. unsec. notes 8s, 2016		605,000	644,325

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	250,000	353,571

Scotts Miracle-Gro Co. (The) company guaranty sr. unsec.
unsub. notes 6 5/8s, 2020		$1,240,000	1,342,300

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 5/8s, 2022		90,000	92,700

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 3/8s, 2020		110,000	113,163

Spectrum Brands Holdings, Inc. Company
guaranty sr. notes 9 1/2s, 2018		2,255,000	2,567,880

Spectrum Brands Holdings, Inc. 144A sr. notes 6 3/4s, 2020		1,330,000	1,386,525

			6,500,464

30 High Yield Advantage Fund

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount		Value

Consumer staples (6.1%)
Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020		$470,000	$540,500

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018		1,005,000	1,118,063

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019		430,000	475,688

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016		703,000	721,461

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		550,000	633,875

Carrols Restaurant Group, Inc. 144A company
guaranty sr. notes 11 1/4s, 2018		990,000	1,086,525

CKE Holdings, Inc. 144A sr. unsec. notes 10 1/2s, 2016 ‡‡		948,907	1,012,958

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		1,205,000	1,123,663

Claire’s Stores, Inc. 144A company guaranty sr. unsec.
notes 9 5/8s, 2015		74,494	68,162

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		2,530,000	2,662,824

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		1,935,000	2,234,924

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 6s, 2022		735,000	840,656

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 4 5/8s, 2023		360,000	370,800

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017		2,270,000	2,417,550

Dave & Buster’s, Inc. company guaranty sr. unsec.
unsub. notes 11s, 2018		1,730,000	1,933,275

Dean Foods Co. company guaranty sr. unsec.
unsub. notes 9 3/4s, 2018		445,000	501,738

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016		1,830,000	1,962,675

Del Monte Corp. company guaranty sr. unsec. notes
7 5/8s, 2019		1,640,000	1,681,000

DineEquity, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018		3,436,000	3,886,974

Dole Food Co. sr. notes 13 7/8s, 2014		441,000	489,510

Dole Food Co. 144A sr. notes 8s, 2016		841,000	876,743

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		1,415,000	1,574,188

HDTFS, Inc. 144A company guaranty sr. notes 6 1/4s, 2022		870,000	901,538

HDTFS, Inc. 144A company guaranty sr. notes 5 7/8s, 2020		745,000	769,213

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018		570,000	624,150

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	1,450,000	2,039,586

JBS USA, LLC/JBS USA Finance, Inc. company
guaranty sr. unsec. notes 11 5/8s, 2014		$585,000	658,856

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 8 1/4s, 2020		540,000	560,250

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 7 1/4s, 2021		2,265,000	2,225,363

High Yield Advantage Fund	31

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount	Value

Consumer staples cont.
Landry’s Acquisition Co. 144A sr. unsec. notes 9 3/8s, 2020	$1,125,000	$1,192,500

Libbey Glass, Inc. 144A company guaranty sr. notes
6 7/8s, 2020	960,000	1,027,200

Michael Foods, Inc. company guaranty sr. unsec.
notes 9 3/4s, 2018	715,000	793,650

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022	1,300,000	1,389,375

Prestige Brands, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018	1,840,000	2,023,999

Revlon Consumer Products Corp. company
guaranty notes 9 3/4s, 2015	1,400,000	1,473,500

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019	515,000	581,950

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017	1,340,000	1,370,150

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017	2,370,000	2,441,099

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2020	2,280,000	2,325,600

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020	445,000	499,513

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022	1,245,000	1,319,700

UR Financing Escrow Corp. 144A company
guaranty notes 5 3/4s, 2018	460,000	495,650

UR Financing Escrow Corp. 144A sr. unsec. notes 7 5/8s, 2022	685,000	758,638

United Rentals North America, Inc. company
guaranty sr. unsec. unsub. notes 9 1/4s, 2019	2,235,000	2,542,313

United Rentals North America, Inc. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2023	355,000	366,538

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018	725,000	748,563

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	1,240,000	1,255,500

Wok Acquisition Corp. 144A sr. unsec. notes 10 1/4s, 2020	435,000	462,188

		59,060,334
Distributors (0.3%)
HD Supply, Inc. 144A company guaranty sr. notes 8 1/8s, 2019	1,120,000	1,254,400

HD Supply, Inc. 144A company guaranty sr. unsec.
notes 11 1/2s, 2020	1,590,000	1,737,075

		2,991,475
Energy (oil field) (0.9%)
FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018	1,127,000	1,160,810

Hiland Partners LP /Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	720,000	753,300

Key Energy Services, Inc. company guaranty unsec.
unsub. notes 6 3/4s, 2021	1,420,000	1,423,550

Key Energy Services, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2021	365,000	364,088

Offshore Group Investment, Ltd. company
guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)	1,966,000	2,162,599

Offshore Group Investment, Ltd. 144A company
guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)	1,805,000	1,814,025

SESI, LLC company guaranty sr. unsec. notes 7 1/8s, 2021	760,000	845,500

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s, 2019
(Canada)	325,000	343,688

		8,867,560

32 High Yield Advantage Fund

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount		Value

Entertainment (0.7%)
AMC Entertainment, Inc. company
guaranty sr. sub. notes 9 3/4s, 2020		$1,860,000	$2,092,499

Carmike Cinemas, Inc. company guaranty notes 7 3/8s, 2019		820,000	877,400

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec. notes
9 1/8s, 2018		255,000	288,788

Cinemark USA, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2019		160,000	176,800

Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 7 3/8s, 2021		805,000	881,475

Regal Entertainment Group company guaranty sr. unsec.
notes 9 1/8s, 2018		2,015,000	2,231,612

			6,548,574
Financials (8.9%)
ABN AMRO North American Holding Preferred Capital
Repackage Trust I 144A jr. unsec. sub. bonds FRB 3.40675s,
perpetual maturity		2,605,000	2,611,513

ACE Cash Express, Inc. 144A sr. notes 11s, 2019		975,000	923,813

Air Lease Corp. sr. unsec. notes 5 5/8s, 2017		1,385,000	1,447,325

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017		1,235,000	1,364,101

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8.3s, 2015		1,825,000	2,039,438

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8s, 2020		795,000	977,850

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020		2,620,000	3,157,099

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2017		575,000	612,375

Ally Financial, Inc. unsec. sub. notes 8s, 2018		1,331,000	1,535,641

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2068		1,755,000	2,193,750

Capital One Capital IV company guaranty jr. unsec.
sub. notes FRN 6.745s, 2037		1,365,000	1,371,825

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2020		885,000	966,863

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
sub. notes 11 5/8s, 2017		990,000	1,092,713

CIT Group, Inc. sr. unsec. notes 5s, 2022		1,435,000	1,504,549

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		1,145,000	1,222,288

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018		1,505,000	1,597,181

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2017		915,000	958,463

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		1,290,000	1,444,800

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		1,975,000	2,103,374

Citigroup, Inc. unsec. sub. notes 4 3/4s, 2019	EUR	565,000	703,626

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020		$680,000	691,900

CNO Financial Group, Inc. 144A company
guaranty sr. notes 6 3/8s, 2020		965,000	1,010,838

Community Choice Financial, Inc. company
guaranty sr. notes 10 3/4s, 2019		1,675,000	1,624,750

Dresdner Funding Trust I 144A bonds 8.151s, 2031		2,550,000	2,409,749

High Yield Advantage Fund	33

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount	Value

Financials cont.
E*Trade Financial Corp. sr. notes 6 3/4s, 2016	$740,000	$777,000

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	1,545,000	1,558,519

HBOS Capital Funding LP 144A bank guaranty jr. unsec.
sub. FRB 6.071s, perpetual maturity (Jersey)	1,595,000	1,299,925

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)	1,650,000	1,753,125

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	650,000	586,619

Hub International Ltd. 144A company
guaranty sr. notes 8 1/8s, 2018	580,000	603,200

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018	3,215,000	3,415,937

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	1,440,000	1,526,400

International Lease Finance Corp. sr. unsec.
unsub. notes 5 7/8s, 2022	1,695,000	1,741,613

International Lease Finance Corp. sr. unsec.
unsub. notes 4 7/8s, 2015	630,000	644,175

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	1,025,000	1,036,531

iStar Financial, Inc. sr. unsec. unsub. notes Ser. B, 9s, 2017 R	1,255,000	1,352,263

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	970,000	1,076,700

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. notes FRN 7s, 2037	195,000	193,050

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	640,000	694,400

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	915,000	953,888

National Money Mart Co. company guaranty sr. unsec.
unsub. notes 10 3/8s, 2016 (Canada)	810,000	897,075

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. notes 9 5/8s, 2019	410,000	456,125

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. notes 7 7/8s, 2020	960,000	994,800

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. unsub. notes 9 5/8s, 2019	270,000	299,025

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
144A sr. notes 5 7/8s, 2022	1,365,000	1,426,424

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
144A sr. notes 5 5/8s, 2020	685,000	714,113

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020	400,000	404,000

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	910,000	903,175

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016	1,360,000	1,582,700

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	1,115,000	1,209,775

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/4s, 2017	2,270,000	2,497,000

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019	790,000	829,500

Regions Bank unsec. sub. notes 7 1/2s, 2018	850,000	1,020,000

Regions Financing Trust II company guaranty jr. unsec.
sub. bonds FRB 6 5/8s, 2047	1,150,000	1,148,352

34 High Yield Advantage Fund

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount		Value

Financials cont.
Residential Capital LLC company guaranty jr. notes 9 5/8s,
2015 (In default) †		$2,855,000	$2,969,200

Royal Bank of Scotland Group PLC jr. unsec. sub. bonds FRB
7.648s, perpetual maturity (United Kingdom)		3,450,000	3,415,499

Royal Bank of Scotland Group PLC (The) sr. sub. notes FRN
9 1/2s,2022 (United Kingdom)		430,000	499,574

SLM Corp. sr. notes Ser. MTN, 8s, 2020		1,585,000	1,810,863

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018		3,495,000	4,062,938

Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017		4,215,000	3,740,813

			85,660,120
Gaming and lottery (2.5%)
American Casino & Entertainment Properties LLC
sr. notes 11s, 2014		1,960,000	2,015,125

Caesars Entertainment Operating Co., Inc. company
guaranty sr. notes 10s, 2018		1,517,000	967,088

Caesars Entertainment Operating Co., Inc.
sr. notes 11 1/4s, 2017		3,725,000	4,002,046

CCM Merger, Inc. 144A company guaranty sr. unsec.
notes 9 1/8s, 2019		1,150,000	1,150,000

Great Canadian Gaming Corp. 144A company
guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	2,210,000	2,300,238

Isle of Capri Casinos, Inc. company guaranty sr. unsec.
sub. notes 8 7/8s, 2020		$1,100,000	1,164,625

Isle of Capri Casinos, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		1,145,000	1,225,150

Mashantucket Western Pequot Tribe 144A bonds Ser. A,
8 1/2s, 2015 (In default) †		1,995,000	159,600

MTR Gaming Group, Inc. company guaranty notes
11 1/2s, 2019 ‡‡		3,878,496	4,072,420

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2017		410,000	442,288

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp. 144A sr. notes 9 1/2s, 2019		1,295,000	1,388,888

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018		2,055,000	2,342,700

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		3,086,000	3,325,165

			24,555,333
Health care (7.2%)
AmSurg Corp. 144A company guaranty sr. unsec.
unsub. notes 5 5/8s, 2020		1,370,000	1,383,700

Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		1,200,000	1,260,000

Biomet, Inc. 144A sr. unsec. notes 6 1/2s, 2020		1,925,000	2,011,625

Capella Healthcare, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2017		1,785,000	1,905,488

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	1,690,000	2,482,739

CDRT Holding Corp. 144A sr. unsec. notes 9 1/4s, 2017 ‡‡		$1,860,000	1,850,700

CHS/Community Health Systems, Inc. company
guaranty sr. notes 5 1/8s, 2018		1,570,000	1,652,425

High Yield Advantage Fund	35

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount		Value

Health care cont.
CHS/Community Health Systems, Inc. company
guaranty sr. unsec. unsub. notes 8s, 2019		$625,000	$680,469

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	610,000	853,225

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$3,983,000	4,341,469

Emergency Medical Services Corp. company
guaranty sr. unsec. notes 8 1/8s, 2019		1,065,000	1,136,888

Endo Health Solutions, Inc. company guaranty sr. unsec.
notes 7s, 2019		895,000	955,413

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		1,315,000	1,403,763

Grifols, Inc. company guaranty sr. unsec. notes 8 1/4s, 2018		1,505,000	1,664,906

HCA, Inc. company guaranty sr. notes 9 7/8s, 2017		335,000	356,356

HCA, Inc. company guaranty sr. notes 8 1/2s, 2019		2,865,000	3,215,963

HCA, Inc. sr. notes 6 1/2s, 2020		4,890,000	5,489,024

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		410,000	465,863

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		2,730,000	2,846,025

Hologic, Inc. 144A company guaranty sr. unsec.
notes 6 1/4s, 2020		405,000	430,313

IASIS Healthcare, LLC/IASIS Capital Corp. company
guaranty sr. unsec. notes 8 3/8s, 2019		3,165,000	2,990,925

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		795,000	820,838

Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		760,000	779,000

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A
sr. unsec. notes 9 1/2s, 2019		1,675,000	1,884,375

Kinetics Concept/KCI USA 144A company
guaranty notes 10 1/2s, 2018		3,310,000	3,442,399

Kinetics Concept/KCI USA 144A company guaranty sr. unsec.
notes 12 1/2s, 2019		955,000	897,700

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		1,515,000	1,677,863

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022 R		975,000	1,073,719

Service Corporation International sr. notes 7s, 2019		660,000	722,700

Service Corporation International sr. notes 7s, 2017		205,000	235,750

Service Corporation International sr. unsec.
unsub. notes 6 3/4s, 2016		2,005,000	2,230,563

Sky Growth Acquisition Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2020		2,635,000	2,598,769

Stewart Enterprises, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2019		1,125,000	1,209,375

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		2,220,000	2,303,250

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015		577,149	587,249

Teleflex, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2019		1,135,000	1,222,963

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018		560,000	638,400

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018		2,070,000	2,276,999

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019		775,000	868,000

36 High Yield Advantage Fund

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount	Value

Health care cont.
United Surgical Partners International, Inc. company
guaranty sr. unsec. unsub. notes 9s, 2020	$1,140,000	$1,256,850

Valeant Pharmaceuticals International 144A company
guaranty sr. notes 7s, 2020	250,000	271,875

Valeant Pharmaceuticals International 144A company
guaranty sr. unsec. notes 6 7/8s, 2018	1,480,000	1,600,250

Valeant Pharmaceuticals International 144A company
guaranty sr. unsec. notes 6 1/2s, 2016	1,185,000	1,250,175

Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017	580,000	627,850

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016	59,000	41,890

VPI Escrow Corp. 144A sr. unsec. notes 6 3/8s, 2020 (Canada)	280,000	296,800

		70,192,881
Homebuilding (2.1%)
Beazer Homes USA, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2015	1,325,000	1,326,656

Beazer Homes USA, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2018	190,000	196,175

Beazer Homes USA, Inc. sr. unsec. notes company
guaranty 8 1/8s, 2016	1,025,000	1,081,375

Beazer Homes USA, Inc. 144A company
guaranty sr. notes 6 5/8s, 2018	750,000	798,750

K Hovnanian Enterprises, Inc. 144A company
guaranty notes 9 1/8s, 2020	465,000	491,738

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020	1,020,000	1,099,050

Lennar Corp. 144A company guaranty sr. notes 4 3/4s, 2017	460,000	476,100

Lennar Corp. 144A company guaranty sr. unsec. notes
4 3/4s, 2022	630,000	609,525

M/I Homes, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018	2,850,000	3,085,124

Pulte Group, Inc. company guaranty sr. unsec. notes
7 5/8s, 2017	2,070,000	2,416,725

Pulte Group, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2032	995,000	1,064,650

Realogy Group, LLC company guaranty sr. unsec.
sub. notes 12 3/8s, 2015	880,000	906,400

Realogy Group, LLC company guaranty sr. unsec.
unsub. notes 11 1/2s, 2017	2,240,000	2,424,799

Realogy Group, LLC 144A company guaranty sr. notes 9s, 2020	350,000	388,500

Realogy Group, LLC 144A company guaranty sr. notes 7 7/8s, 2019	615,000	651,900

Realogy Group, LLC 144A company guaranty sr. notes 7 5/8s, 2020	525,000	585,375

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	440,000	464,200

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	2,310,000	2,425,500

		20,492,542
Household furniture and appliances (0.1%)
Sealy Mattress Co. 144A company guaranty sr. notes 10 7/8s, 2016	699,000	760,163

		760,163

High Yield Advantage Fund	37

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount	Value

Lodging/Tourism (1.7%)
Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2022	$650,000	$710,125

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty 10 3/4s, 2017 ‡‡	2,691,418	2,900,003

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty sr. notes 7 5/8s, 2016	800,000	852,000

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	2,324,000	2,629,025

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	2,115,000	2,226,037

Host Hotels & Resorts LP company guaranty sr. unsec.
unsub. notes 4 3/4s, 2023 R	445,000	471,700

MGM Resorts International company guaranty sr. notes 9s, 2020	140,000	155,750

MGM Resorts International company guaranty sr. unsec.
notes 6 7/8s, 2016	535,000	560,413

MGM Resorts International company guaranty sr. unsec.
notes 6 5/8s, 2015	1,985,000	2,114,025

MGM Resorts International company guaranty sr. unsec.
unsub. notes 7 3/4s, 2022	915,000	960,750

MGM Resorts International 144A company guaranty sr. unsec.
notes 8 5/8s, 2019	1,440,000	1,576,800

MGM Resorts International 144A company guaranty sr. unsec.
notes 6 3/4s, 2020	1,110,000	1,118,325

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A notes 8 5/8s, 2016	315,000	337,050

		16,612,003
Media (0.2%)
Affinion Group Holdings, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2015	1,405,000	969,450

Nielsen Finance, LLC/Nielsen Finance Co. company
guaranty sr. unsec. notes 7 3/4s, 2018 (Netherlands)	438,000	488,370

Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec.
notes 4 1/2s, 2020 (Netherlands)	865,000	862,838

		2,320,658
Oil and gas (10.3%)
Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	580,000	606,100

Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022	500,000	530,000

AmeriGas Finance, LLC/AmeriGas Finance Corp. company
guaranty sr. unsec. notes 7s, 2022	1,155,000	1,253,175

Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	230,000	307,364

Anadarko Petroleum Corp. sr. unsec. notes 6.2s, 2040	690,000	853,061

Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.
144A company guaranty sr. notes 6 5/8s, 2020	555,000	577,200

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020	1,020,000	1,088,850

Aurora USA Oil & Gas Inc., 144A sr. notes 9 7/8s, 2017	1,290,000	1,364,175

Carrizo Oil & Gas, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2018	3,179,000	3,377,688

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 9 7/8s, 2020	1,235,000	1,392,463

38 High Yield Advantage Fund

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount		Value

Oil and gas cont.
Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2021		$1,700,000	$1,827,500

Chesapeake Energy Corp. company guaranty 6 1/2s, 2017		220,000	231,550

Chesapeake Energy Corp. company guaranty sr. unsec.
bonds 6 1/4s, 2017	EUR	485,000	665,661

Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015		$1,625,000	1,824,063

Chesapeake Energy Corp. company guaranty sr. unsec.
unsub. notes 6.775s, 2019		335,000	335,838

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2019		1,650,000	1,551,000

Comstock Resources, Inc. company
guaranty sr. unsub. notes 8 3/8s, 2017		1,090,000	1,130,875

Concho Resources, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2022		1,570,000	1,719,150

Concho Resources, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2023		450,000	464,625

Concho Resources, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2022		1,280,000	1,321,600

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		1,410,000	1,046,925

Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022		2,900,000	3,074,000

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018		3,130,000	3,396,049

Crosstex Energy LP/Crosstex Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7 1/8s, 2022		555,000	566,100

Denbury Resources, Inc. company
guaranty sr. sub. notes 9 3/4s, 2016		330,000	351,450

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2020		1,240,000	1,401,200

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 6 3/8s, 2021		825,000	905,438

Encore Acquisition Co. company
guaranty sr. sub. notes 9 1/2s, 2016		285,000	305,663

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018		2,890,000	2,716,600

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 9 1/8s, 2017		1,370,000	1,472,749

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 6 1/2s, 2021		860,000	834,200

Forbes Energy Services Ltd. company guaranty sr. unsec.
notes 9s, 2019		1,045,000	943,113

Goodrich Petroleum Corp. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2019		2,380,000	2,243,150

Gulfport Energy Corp. 144A company guaranty sr. unsec.
notes 7 3/4s, 2020		1,045,000	1,034,550

Halcon Resources Corp. 144A sr. unsec. notes 8 7/8s, 2021		1,875,000	1,940,625

Hercules Offshore, Inc. 144A company
guaranty sr. notes 7 1/8s, 2017		140,000	143,500

High Yield Advantage Fund 39

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount	Value

Oil and gas cont.
Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	$1,820,000	$1,933,750

Kodiak Oil & Gas Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2019	3,130,000	3,411,700

Laredo Petroleum, Inc. company guaranty sr. unsec.
notes 7 3/8s, 2022	555,000	600,788

Laredo Petroleum, Inc. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2019	2,130,000	2,385,600

Lone Pine Resources Canada, Ltd. company
guaranty sr. unsec. notes 10 3/8s, 2017 (Canada)	650,000	604,500

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 1/2s, 2021 (Canada)	2,150,000	2,244,063

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 3/8s, 2023 (Canada)	685,000	708,975

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016	1,980,000	1,485,000

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	1,350,000	1,464,750

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018	360,000	379,350

Newfield Exploration Co. sr. unsec. unsub. notes 5 5/8s, 2024	1,088,000	1,164,160

Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	1,390,000	1,431,700

Oasis Petroleum, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2023	930,000	985,800

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s, 2020
(Canada)	3,410,000	3,410,000

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 7 5/8s, 2018	300,000	318,000

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 6 3/4s, 2022	2,525,000	2,600,750

Quicksilver Resources, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2015	565,000	519,800

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	1,265,000	1,255,513

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	640,000	700,800

Range Resources Corp. company guaranty sr. unsec.
sub. notes 5s, 2022	640,000	667,200

Rosetta Resources, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018	2,400,000	2,646,000

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	2,625,000	2,835,000

Sabine Pass LNG LP 144A sr. notes 6 1/2s, 2020	690,000	690,000

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	3,415,000	3,611,363

SandRidge Energy, Inc. company guaranty sr. unsec.
notes 9 7/8s, 2016	570,000	615,600

SandRidge Energy, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2021	40,000	41,700

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	3,285,000	3,473,887

Shelf Drilling Holdings Ltd. 144A sr. notes 8 5/8s, 2018	1,510,000	1,517,550

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	715,000	756,113

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	690,000	727,950

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	280,000	294,000

40 High Yield Advantage Fund

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount	Value

Oil and gas cont.
Suburban Propane Partners LP/Suburban Energy Finance Corp.
144A sr. unsec. notes 7 3/8s, 2021	$1,135,000	$1,214,450

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	415,000	423,300

Unit Corp. 144A company guaranty sr. sub. notes 6 5/8s, 2021	1,430,000	1,455,025

Whiting Petroleum Corp. company guaranty 7s, 2014	1,245,000	1,316,588

Williams Cos., Inc. (The) notes 7 3/4s, 2031	1,113,000	1,403,174

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	335,000	432,610

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	555,000	593,850

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	2,070,000	2,189,025

		99,306,634
Publishing (0.2%)
Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	1,820,000	1,656,200

		1,656,200
Regional Bells (0.8%)
Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018	1,250,000	1,257,813

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2017	655,000	699,213

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021	535,000	624,613

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	2,295,000	2,622,037

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	905,000	1,040,750

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	1,160,000	1,322,400

		7,566,826
Retail (3.0%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	995,000	1,094,500

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	505,000	571,281

Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2020	450,000	480,375

Bon-Ton Department Stores, Inc. (The) 144A company
guaranty sr. notes 10 5/8s, 2017	2,205,000	2,116,800

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 10s, 2019	1,475,000	1,615,125

J Crew Group, Inc. company guaranty sr. unsec.
notes 8 1/8s, 2019	1,800,000	1,890,000

Jo-Ann Stores Holdings, Inc. 144A sr. notes 9 3/4s, 2019 ‡‡	920,000	899,300

Limited Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021	1,300,000	1,488,499

Limited Brands, Inc. sr. notes 5 5/8s, 2022	685,000	739,800

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016	1,455,000	1,711,594

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2015	545,000	638,507

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	2,205,000	2,306,981

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	1,890,000	1,899,450

Neiman-Marcus Group, Inc. company guaranty sr. unsec.
sub. notes 10 3/8s, 2015	345,000	352,766

Penske Automotive Group, Inc. 144A company
guaranty sr. sub. notes 5 3/4s, 2022	1,350,000	1,373,625

High Yield Advantage Fund	41

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount	Value

Retail cont.
PETCO Animal Supplies, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	$870,000	$965,700

PETCO Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	925,000	943,500

QVC Inc. 144A sr. notes 7 1/2s, 2019	1,280,000	1,409,718

QVC Inc. 144A sr. notes 7 3/8s, 2020	885,000	981,107

Toys R Us Property Co., LLC company
guaranty sr. notes 8 1/2s, 2017	1,420,000	1,515,850

Toys R Us Property Co., LLC company guaranty sr. unsec.
notes 10 3/4s, 2017	2,040,000	2,223,600

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec.
notes 10 1/4s, 2016 ‡‡	1,590,000	1,645,650

		28,863,728
Technology (3.9%)
Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	315,000	270,506

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029	1,670,000	1,102,200

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	695,000	550,788

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	2,075,000	1,862,313

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	2,016,350	1,976,023

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	1,260,000	1,228,500

Ceridian Corp. 144A sr. notes 8 7/8s, 2019	935,000	1,000,450

CyrusOne LP/CyrusOne Finance Corp. 144A company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022	385,000	398,475

Epicor Software Corp. company guaranty sr. unsec.
notes 8 5/8s, 2019	1,565,000	1,631,513

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2020	880,000	990,000

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2017	590,000	643,100

First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021	2,625,000	2,762,813

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015	968,138	994,762

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016	955,000	943,063

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	3,070,000	3,062,324

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	1,790,000	1,839,225

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	1,409,000	1,477,689

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018	654,000	712,860

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	2,692,000	2,897,265

Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019	870,000	970,050

Infor US, Inc. company guaranty sr. unsec.
unsub. notes 11 1/2s, 2018	1,160,000	1,345,600

Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019	630,000	707,175

Iron Mountain, Inc. company guaranty sr. unsec.
sub. notes 8s, 2020	75,000	79,125

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	540,000	596,700

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	899,000	746,170

42 High Yield Advantage Fund

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount	Value

Technology cont.
NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)	$1,265,000	$1,464,238

Seagate HDD Cayman company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018 (Cayman Islands)	865,000	940,688

SunGard Data Systems, Inc. 144A company
guaranty sr. sub. notes 6 5/8s, 2019	1,040,000	1,060,800

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	1,415,000	1,549,425

Syniverse Holdings, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2019	1,930,000	2,060,275

		37,864,115
Telecommunications (7.2%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2017	710,000	781,000

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	1,205,000	1,271,275

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	525,000	551,250

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	570,000	628,425

Crown Castle International Corp. 144A sr. unsec.
notes 5 1/4s, 2023	1,225,000	1,280,125

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018 (Jamaica)	925,000	1,017,500

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)	1,995,000	2,119,688

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	1,195,000	1,281,638

Equinix, Inc. sr. unsec. notes 7s, 2021	940,000	1,035,175

Hughes Satellite Systems Corp. company
guaranty sr. notes 6 1/2s, 2019	1,750,000	1,881,250

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	2,005,000	2,235,575

Intelsat Jackson Holdings SA company guaranty sr. unsec.
notes 7 1/2s, 2021 (Bermuda)	1,170,000	1,251,900

Intelsat Jackson Holdings SA 144A company
guaranty sr. unsec. notes 7 1/4s, 2020 (Bermuda)	1,150,000	1,224,750

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s,
2022 (Bermuda)	740,000	740,000

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡	6,971,093	7,398,072

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)	3,165,000	3,354,900

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 9 3/8s, 2019	1,035,000	1,156,613

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 8 5/8s, 2020	1,210,000	1,315,875

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2019	270,000	288,900

Level 3 Financing, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2020	835,000	849,613

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018	2,325,000	2,511,000

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016	685,000	582,250

High Yield Advantage Fund 43

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount		Value

Telecommunications cont.
NII Capital Corp. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2019		$835,000	$597,025

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 7 5/8s, 2021		2,450,000	1,702,750

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017		915,000	985,913

PAETEC Holding Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018		2,320,000	2,615,800

Qwest Corp. sr. unsec. notes 6 3/4s, 2021		1,735,000	2,031,154

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		1,135,000	1,337,737

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		800,000	898,000

SBA Telecommunications, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 3/4s, 2020		465,000	485,925

Sprint Capital Corp. company guaranty 6 7/8s, 2028		3,615,000	3,723,450

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		2,065,000	2,395,400

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		3,125,000	3,390,625

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017		1,315,000	1,545,125

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020		1,035,000	1,120,388

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018		3,275,000	4,028,250

Wind Acquisition Finance SA company
guaranty sr. notes Ser. REGS, 7 3/8s, 2018 (Luxembourg)	EUR	795,000	1,018,315

Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 1/4s, 2018 (Luxembourg)		$1,415,000	1,400,850

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Luxembourg)		550,000	562,375

Wind Acquisition Holdings Finance SA 144A company
guaranty sr. notes 12 1/4s, 2017 (Luxembourg) ‡‡		588,687	581,328

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018		505,000	547,925

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017		2,290,000	2,536,174

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2021		925,000	975,875

			69,237,158
Telephone (0.5%)
Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020		2,575,000	2,658,688

Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016		1,460,000	1,543,950

TW Telecom Holdings, Inc. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022		460,000	476,100

			4,678,738
Textiles (0.2%)
Hanesbrands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020		1,110,000	1,219,613

Hanesbrands, Inc. sr. unsec. notes 8s, 2016		980,000	1,087,810

			2,307,423

44 High Yield Advantage Fund

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount	Value

Transportation (1.2%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s, 2018
(Luxembourg)	$3,445,000	$3,651,699

Air Medical Group Holdings, Inc. company
guaranty sr. notes 9 1/4s, 2018	2,265,000	2,440,538

CHC Helicopter SA company guaranty sr. notes 9 1/4s, 2020
(Canada)	2,450,000	2,486,750

Swift Services Holdings, Inc. company
guaranty sr. notes 10s, 2018	2,475,000	2,722,500

Western Express, Inc. 144A sr. notes 12 1/2s, 2015	420,000	256,200

		11,557,687
Utilities and power (4.4%)
AES Corp. (The) sr. unsec. notes 8s, 2020	520,000	600,600

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	1,855,000	2,128,612

AES Corp. (The) sr. unsec. unsub. notes 7 3/8s, 2021	1,977,000	2,189,527

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	1,296,000	1,438,560

Calpine Corp. 144A sr. notes 7 1/4s, 2017	2,436,000	2,606,520

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)	1,430,000	1,768,694

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	2,090,000	2,199,725

Edison Mission Energy sr. unsec. notes 7 3/4s,
2016 (In default) †	755,000	381,275

Edison Mission Energy sr. unsec. notes 7 1/2s,
2013 (In default) †	1,105,000	558,025

Edison Mission Energy sr. unsec. notes 7.2s,
2019 (In default) †	1,035,000	521,381

Edison Mission Energy sr. unsec. notes 7s,
2017 (In default) †	45,000	22,613

El Paso Corp. sr. unsec. notes 7s, 2017	1,160,000	1,325,859

El Paso Corp. sr. unsec. notes Ser. GMTN, 7.8s, 2031	705,000	812,160

El Paso Natural Gas Co. debs. 8 5/8s, 2022	765,000	1,050,103

Energy Future Holdings Corp. company
guaranty sr. notes 10s, 2020	560,000	595,000

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. sr. notes 10s, 2020	1,870,000	2,085,049

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. 144A notes 11 3/4s, 2022	740,000	752,950

Energy Transfer Equity LP company guaranty sr. unsec.
notes 7 1/2s, 2020	1,995,000	2,264,325

EP Energy LLC /Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019	625,000	676,563

EP Energy/EP Finance, Inc. sr. unsec. notes 9 3/8s, 2020	2,985,000	3,305,887

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022	430,000	446,125

GenOn Americas Generation, Inc. sr. unsec. notes 9 1/8s, 2031	705,000	743,775

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	2,330,000	2,638,725

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	380,000	439,850

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	230,000	254,725

NGPL PipeCo, LLC 144A sr. notes 9 5/8s, 2019	655,000	749,975

NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	4,195,000	4,635,474

High Yield Advantage Fund 45

CORPORATE BONDS AND NOTES (87.4%)* cont.	Principal amount	Value

Utilities and power cont.
NRG Energy, Inc. company guaranty sr. unsec. notes 7 5/8s, 2018	$260,000	$287,300

NRG Energy, Inc. 144A company guaranty sr. unsec.
notes 6 5/8s, 2023	450,000	470,250

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	935,000	1,083,429

PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	166,000	190,070

Regency Energy Partners company guaranty sr. unsec.
unsub. notes 5 1/2s, 2023	1,110,000	1,165,500

Tennessee Gas Pipeline Co., LLC sr. unsec. unsub. debs. 7s, 2028	305,000	423,130

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC company guaranty notes 15s, 2021	1,660,000	466,875

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC company guaranty sr. unsec.
notes 10 1/2s, 2016 ‡‡	2,964,817	459,547

Texas Competitive/Texas Competitive Electric Holdings Co.,
LLC 144A company guaranty sr. notes 11 1/2s, 2020	745,000	551,300

		42,289,478

Total corporate bonds and notes (cost $806,415,756)		$844,632,737

SENIOR LOANS (5.7%)* [c]	Principal amount	Value

Broadcasting (0.5%)
Clear Channel Communications, Inc. bank term loan FRN
Ser. A, 3.612s, 2014	$545,563	$531,469

Clear Channel Communications, Inc. bank term loan FRN
Ser. B, 3.862s, 2016	2,519,084	2,037,309

Cumulus Media Holdings, Inc. bank term loan FRN 7 1/2s, 2019	1,000,000	1,017,500

Univision Communications, Inc. bank term loan FRN 4.462s, 2017	915,599	892,709

		4,478,987
Capital goods (0.3%)
SRAM Corp. bank term loan FRN 8 1/2s, 2018	1,565,000	1,580,649

Tomkins Air Distribution bank term loan FRN 9 1/4s, 2020	550,000	558,938

Tomkins Air Distribution bank term loan FRN 5 1/4s, 2018	655,000	656,364

		2,795,951
Commercial and consumer services (0.2%)
Travelport, LLC bank term loan FRN 11s, 2015	835,000	850,655

Travelport, LLC bank term loan FRN Ser. B, 4.855s, 2015	661,585	625,749

Travelport, LLC bank term loan FRN Ser. S, 4.862s, 2015	208,415	197,126

		1,673,530
Communication services (0.4%)
Asurion Corp. bank term loan FRN 11s, 2019	1,255,000	1,327,163

Asurion, LLC bank term loan FRN 9s, 2019	267,516	275,319

Wide Open West Finance, LLC bank term loan FRN 6 1/4s, 2018	2,603,475	2,628,918

		4,231,400
Consumer cyclicals (1.1%)
Academy, Ltd. bank term loan FRN Ser. B, 4 3/4s, 2018	345,000	345,949

Aot Bedding Super Holings, LLC bank term loan FRN 5s, 2019	885,000	884,004

Chrysler Group, LLC bank term loan FRN Ser. B, 6s, 2017	74,248	75,883

Compucom Systems, Inc. bank term loan FRN 6 1/2s, 2018	1,045,000	1,046,958

Golden Nugget, Inc. bank term loan FRN Ser. B, 3.27s, 2014 ‡‡	747,021	715,895

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3.27s, 2014 ‡‡	425,217	407,500

Harrah’s bank term loan FRN Ser. B, 9 1/2s, 2016	481,388	489,992

46 High Yield Advantage Fund

SENIOR LOANS (5.7%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Motor City bank term loan FRN 6s, 2017	$1,989,988	$1,991,232

Navistar, Inc. bank term loan FRN Ser. B, 7s, 2017	995,000	997,073

Neiman Marcus Group, Inc. (The) bank term loan FRN
4 3/4s, 2018	1,130,000	1,130,418

Neiman Marcus Group, Inc. (The) bank term loan FRN
4 3/4s, 2018	995,000	995,368

Tempur-Pedic International, Inc. bank term loan FRN Ser. B,
5s, 2019	1,130,000	1,133,885

Thomson Learning bank term loan FRN Ser. B, 2.72s, 2014	651,592	490,975

		10,705,132
Consumer staples (0.4%)
Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	469,792	469,596

Landry’s, Inc. bank term loan FRN Ser. B, 6 1/2s, 2017	1,885,525	1,902,495

Revlon Consumer Products Corp. bank term loan FRN
4 3/4s, 2017	1,703,438	1,709,579

Rite Aid Corp. bank term loan FRN Ser. B, 1.963s, 2014	112,832	111,647

		4,193,317
Energy (0.1%)
Frac Tech International, LLC bank term loan FRN Ser. B,
8 1/2s, 2016	1,166,317	994,286

		994,286
Financials (0.6%)
iStar Financial, Inc. bank term loan FRN 5 3/4s, 2017	1,170,454	1,170,089

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2017	365,000	377,775

Nuveen Investments, Inc. bank term loan FRN 8 1/4s, 2019	2,365,000	2,400,474

Nuveen Investments, Inc. bank term loan FRN Ser. B,
5.846s, 2017	423,476	423,740

Springleaf Financial Funding Co. bank term loan FRN Ser. B,
5 1/2s, 2017	1,165,000	1,148,739

		5,520,817
Gaming and lottery (0.4%)
Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B6, 5.458s, 2018	4,381,000	3,909,434

		3,909,434
Health care (0.8%)
Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015	1,737,514	1,736,428

Ardent Medical Services, Inc. bank term loan FRN 6 3/4s, 2018	1,230,000	1,239,225

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	1,369,857	1,383,127

Kinetic Concepts, Inc. bank term loan FRN Ser. C1, 5 1/2s, 2018	440,000	442,888

Par Pharmaceutical Cos., Inc. bank term loan FRN Ser. B,
5s, 2019	935,000	932,429

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 6 1/4s, 2018	1,126,488	1,143,151

Quintiles Transnational Holdings, Inc. bank term loan FRN
7 1/2s, 2017	500,000	503,750

		7,380,998
Oil and gas (0.1%)
Plains Exploration & Production Co. bank term loan FRN
Class B, 4s, 2019	1,490,000	1,495,588

		1,495,588

High Yield Advantage Fund 47

SENIOR LOANS (5.7%)* [c] cont.	Principal amount	Value

Retail (—%)
Burlington Coat Factory Warehouse Corp. bank term loan
FRN Ser. B1, 5 1/2s, 2017	$229,118	$230,631

		230,631
Technology (0.2%)
First Data Corp. bank term loan FRN 5.208s, 2017	655,000	638,625

Lawson Software bank term loan FRN Class B2, 5 1/4s, 2018	1,122,188	1,130,369

		1,768,994
Telecommunications (0.1%)
Level 3 Financing, Inc. bank term loan FRN 5 1/4s, 2019	1,085,000	1,090,424

		1,090,424
Telephone (0.1%)
Cricket Communications, Inc. bank term loan FRN Ser. B,
4 3/4s, 2019	535,000	537,341

		537,341
Utilities and power (0.4%)
Dynegy Power, LLC bank term loan FRN 9 1/4s, 2016	423,314	439,717

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.743s, 2017	5,958,299	3,857,998

		4,297,715

Total senior loans (cost $56,858,083)		$55,304,545

CONVERTIBLE BONDS AND NOTES (0.9%)*	Principal amount	Value

Altra Holdings, Inc. cv. company guaranty sr. unsec.
notes 2 3/4s, 2031	$1,058,000	$1,098,998

DFC Global Corp. 144A cv. sr. unsec. unsub. notes
3 1/4s, 2017	860,000	918,652

Exide Technologies cv. sr. sub. notes FRN zero %, 2013	1,386,000	1,261,260

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	700,000	1,036,910

Navistar International Corp. cv. sr. unsec. sub. notes 3s, 2014	1,538,000	1,407,269

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	373,000	396,546

TRW Automotive, Inc. cv. company guaranty sr. unsec.
notes 3 1/2s, 2015	550,000	1,008,219

XM Satellite Radio, Inc. 144A cv. company
guaranty sr. unsec. sub. notes 7s, 2014	889,000	1,460,738

Total convertible bonds and notes (cost $7,299,823)		$8,588,592

ASSET-BACKED SECURITIES (0.1%)*	Principal amount	Value

Neon Capital, Ltd. 144A limited recourse notes Ser. 97,
1.105s, 2013 (Cayman Islands) F	$6,684,836	$756,596

Total asset-backed securities (cost $—)		$756,596

SHORT-TERM INVESTMENTS (4.2%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.16% L	40,591,647	$40,591,647

U.S. Treasury Bills with an effective yield of 0.156%,
July 25, 2013	$372,000	371,668

Total short-term investments (cost $40,963,263)		$40,963,315

TOTAL INVESTMENTS

Total investments (cost $911,536,925)		$950,245,785

48 High Yield Advantage Fund

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2011 through November 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $966,211,080.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $21,321 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 11/30/12 (aggregate face value $17,219,242)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Canadian Dollar	Sell	12/20/12	$503,176	$500,526	$(2,650)

	Euro	Sell	12/20/12	3,776,158	3,768,730	(7,428)

Barclays Bank PLC

	Euro	Sell	12/20/12	1,439,831	1,437,155	(2,676)

Credit Suisse AG

	Euro	Sell	12/20/12	1,347,476	1,344,671	(2,805)

Deutsche Bank AG

	Euro	Sell	12/20/12	229,197	228,796	(401)

Goldman Sachs International

	Euro	Sell	12/20/12	1,577,974	1,574,774	(3,200)

High Yield Advantage Fund 49

FORWARD CURRENCY CONTRACTS at 11/30/12 (aggregate face value $17,219,242) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A.

	Canadian Dollar	Sell	12/20/12	$530,850	$528,568	$(2,282)

	Euro	Sell	12/20/12	1,668,768	1,665,243	(3,525)

State Street Bank and Trust Co.

	Canadian Dollar	Sell	12/20/12	2,224,034	2,214,229	(9,805)

	Euro	Sell	12/20/12	2,544,191	2,538,621	(5,570)

UBS AG

	Euro	Sell	12/20/12	1,171,741	1,169,306	(2,435)

WestPac Banking Corp.

	Canadian Dollar	Sell	12/20/12	249,675	248,623	(1,052)

Total						$(43,829)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$—	$756,596

Convertible bonds and notes	—	8,588,592	—

Corporate bonds and notes	—	844,632,737	—

Senior loans	—	55,304,545	—

Short-term investments	40,591,647	371,668	—

Totals by level	$40,591,647	$908,897,542	$756,596

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(43,829)	$—

Totals by level	$—	$(43,829)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

50 High Yield Advantage Fund

Statement of assets and liabilities 11/30/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $870,945,278)	$909,654,138
Affiliated issuers (identified cost $40,591,647) (Notes 1 and 6)	40,591,647

Cash	1,073,443

Interest and other receivables	17,356,712

Receivable for shares of the fund sold	1,388,443

Receivable for investments sold	6,261,331

Total assets	976,325,714

LIABILITIES

Payable for investments purchased	6,919,310

Payable for shares of the fund repurchased	1,556,107

Payable for compensation of Manager (Note 2)	453,790

Payable for custodian fees (Note 2)	9,532

Payable for investor servicing fees (Note 2)	254,827

Payable for Trustee compensation and expenses (Note 2)	254,121

Payable for administrative services (Note 2)	1,913

Unrealized depreciation on forward currency contracts (Note 1)	43,829

Payable for distribution fees (Note 2)	378,877

Other accrued expenses	242,328

Total liabilities	10,114,634

Net assets	$966,211,080

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,010,432,205

Undistributed net investment income (Note 1)	6,418,575

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(89,311,538)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	38,671,838

Total — Representing net assets applicable to capital shares outstanding	$966,211,080

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($652,557,130 divided by 106,688,333 shares)	$6.12

Offering price per class A share (100/96.00 of $6.12)*	$6.38

Net asset value and offering price per class B share ($15,256,984 divided by 2,546,347 shares)**	$5.99

Net asset value and offering price per class C share ($29,271,041 divided by 4,899,755 shares)**	$5.97

Net asset value and redemption price per class M share
($123,202,635 divided by 20,154,087 shares)	$6.11

Offering price per class M share (100/96.75 of $6.11)†	$6.32

Net asset value, offering price and redemption price per class R share
($26,120,461 divided by 4,273,263 shares)	$6.11

Net asset value, offering price and redemption price per class Y share
($119,802,829 divided by 18,909,508 shares)	$6.34

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

High Yield Advantage Fund	51

Statement of operations Year ended 11/30/12

INVESTMENT INCOME

Interest (net of foreign tax of $12,853) (including interest income of $45,321
from investments in affiliated issuers) (Note 6)	$70,417,150

Total investment income	70,417,150

EXPENSES

Compensation of Manager (Note 2)	5,206,491

Investor servicing fees (Note 2)	1,418,455

Custodian fees (Note 2)	27,319

Trustee compensation and expenses (Note 2)	83,481

Distribution fees (Note 2)	2,591,252

Administrative services (Note 2)	25,902

Other	391,313

Total expenses	9,744,213

Expense reduction (Note 2)	(1,947)

Net expenses	9,742,266

Net investment income	60,674,884

Net realized gain on investments (Notes 1 and 3)	6,759,369

Net realized gain on swap contracts (Note 1)	37,325

Net realized gain on foreign currency transactions (Note 1)	537,458

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(279,639)

Net unrealized appreciation of investments and swap contracts during the year	66,045,480

Net gain on investments	73,099,993

Net increase in net assets resulting from operations	$133,774,877

The accompanying notes are an integral part of these financial statements.

52 High Yield Advantage Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 11/30/12	Year ended 11/30/11

Operations:
Net investment income	$60,674,884	$59,094,138

Net realized gain on investments
and foreign currency transactions	7,334,152	15,702,725

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	65,765,841	(53,516,160)

Net increase in net assets resulting from operations	133,774,877	21,280,703

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(39,862,201)	(39,484,973)

Class B	(722,360)	(520,121)

Class C	(1,457,020)	(779,513)

Class M	(8,496,166)	(10,977,830)

Class R	(1,442,102)	(1,090,288)

Class Y	(8,559,900)	(7,412,853)

Increase in capital from settlement payments (Note 8)	—	423,611

Redemption fees (Note 1)	17,085	90,811

Increase from capital share transactions (Note 4)	97,306,379	9,237,077

Total increase (decrease) in net assets	170,558,592	(29,233,376)

NET ASSETS

Beginning of year	795,652,488	824,885,864

End of year (including undistributed net investment income
of $6,418,575 and $5,779,524, respectively)	$966,211,080	$795,652,488

The accompanying notes are an integral part of these financial statements.

High Yield Advantage Fund	53

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
November 30, 2012	$5.62	.40	.50	.90	(.40)	(.40)	—	—	$6.12	16.55	$652,557	1.04	6.74	40
November 30, 2011	5.90	.43	(.27)	.16	(.44)	(.44)	—	— [f]	5.62	2.58	510,880	1.04	7.25	57
November 30, 2010	5.56	.44	.32	.76	(.42)	(.42)	—	—	5.90	14.10	535,054	1.05 [e]	7.66 [e]	71
November 30, 2009	4.05	.40	1.55	1.95	(.44)	(.44)	—	—	5.56	50.64	479,094	1.13 [e]	8.13 [e]	59
November 30, 2008	6.05	.42	(1.97)	(1.55)	(.45)	(.45)	—	—	4.05	(27.33)	292,694	1.10 [e]	7.63 [e]	34

Class B
November 30, 2012	$5.52	.35	.48	.83	(.36)	(.36)	—	—	$5.99	15.48	$15,257	1.79	5.94	40
November 30, 2011	5.80	.38	(.27)	.11	(.39)	(.39)	—	— [f]	5.52	1.84	8,076	1.79	6.50	57
November 30, 2010	5.47	.39	.32	.71	(.38)	(.38)	—	—	5.80	13.28	7,520	1.80 [e]	6.93 [e]	71
November 30, 2009	3.99	.35	1.54	1.89	(.41)	(.41)	—	—	5.47	49.61	9,033	1.88 [e]	7.41 [e]	59
November 30, 2008	5.96	.38	(1.94)	(1.56)	(.41)	(.41)	—	—	3.99	(27.84)	6,036	1.85 [e]	6.86 [e]	34

Class C
November 30, 2012	$5.50	.35	.48	.83	(.36)	(.36)	—	—	$5.97	15.52	$29,271	1.79	5.95	40
November 30, 2011	5.78	.37	(.25)	.12	(.40)	(.40)	—	— [f]	5.50	1.90	15,915	1.79	6.49	57
November 30, 2010	5.46	.39	.31	.70	(.38)	(.38)	—	—	5.78	13.13	9,464	1.80 [e]	6.92 [e]	71
November 30, 2009	3.98	.35	1.54	1.89	(.41)	(.41)	—	—	5.46	49.80	10,020	1.88 [e]	7.16 [e]	59
November 30, 2008	5.95	.37	(1.93)	(1.56)	(.41)	(.41)	—	—	3.98	(27.87)	684	1.85 [e]	6.78 [e]	34

Class M
November 30, 2012	$5.62	.39	.49	.88	(.39)	(.39)	—	—	$6.11	16.13	$123,203	1.29	6.51	40
November 30, 2011	5.90	.42	(.27)	.15	(.43)	(.43)	—	— [f]	5.62	2.37	130,758	1.29	7.00	57
November 30, 2010	5.57	.43	.31	.74	(.41)	(.41)	—	—	5.90	13.65	164,632	1.30 [e]	7.42 [e]	71
November 30, 2009	4.05	.39	1.56	1.95	(.43)	(.43)	—	—	5.57	50.52	178,550	1.38 [e]	7.97 [e]	59
November 30, 2008	6.05	.41	(1.97)	(1.56)	(.44)	(.44)	—	—	4.05	(27.50)	155,249	1.35 [e]	7.36 [e]	34

Class R
November 30, 2012	$5.62	.39	.49	.88	(.39)	(.39)	—	—	$6.11	16.13	$26,120	1.29	6.46	40
November 30, 2011	5.90	.41	(.26)	.15	(.43)	(.43)	—	— [f]	5.62	2.37	16,209	1.29	6.98	57
November 30, 2010	5.56	.43	.32	.75	(.41)	(.41)	—	—	5.90	13.86	11,085	1.30 [e]	7.34 [e]	71
November 30, 2009	4.05	.38	1.56	1.94	(.43)	(.43)	—	—	5.56	50.32	4,728	1.38 [e]	7.63 [e]	59
November 30, 2008	6.05	.41	(1.97)	(1.56)	(.44)	(.44)	—	—	4.05	(27.46)	680	1.35 [e]	8.31 [e]	34

Class Y
November 30, 2012	$5.81	.43	.52	.95	(.42)	(.42)	—	—	$6.34	16.76	$119,803.79		6.99	40
November 30, 2011	6.08	.46	(.28)	.18	(.45)	(.45)	—	— [f]	5.81	2.88	113,815.79		7.49	57
November 30, 2010	5.71	.47	.33	.80	(.43)	(.43)	—	—	6.08	14.49	97,130	.80 [e]	7.87 [e]	71
November 30, 2009	4.15	.43	1.58	2.01	(.45)	(.45)	—	—	5.71	50.98	66,691	.88 [e]	8.35 [e]	59
November 30, 2008	6.19	.45	(2.03)	(1.58)	(.46)	(.46)	—	—	4.15	(27.21)	33,660	.85 [e]	7.94 [e]	34

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

54 High Yield Advantage Fund	High Yield Advantage Fund	55

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to November 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

November 30, 2010	0.01%

November 30, 2009	0.09

November 30, 2008	0.02

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 8).

The accompanying notes are an integral part of these financial statements.

56 High Yield Advantage Fund

Notes to financial statements 11/30/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from December 1, 2011 through November 30, 2012.

Putnam High Yield Advantage Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek high current income with capital growth as a secondary objective when consistent with the objective of high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). The fund may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

High Yield Advantage Fund	57

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon

58 High Yield Advantage Fund

the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the ref erence entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $700,000 on credit default swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $43,829 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion

High Yield Advantage Fund 59

of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At November 30, 2012, the fund had a capital loss carryover of $89,254,269 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$8,720,272	—	$8,720,272	November 30, 2014

21,153,748	—	21,153,748	November 30, 2016

59,380,249	—	59,380,249	November 30, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of the expiration of a capital loss carryover and interest on payment-in-kind securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $503,916 to increase undistributed net investment income, $89,053,028 to decrease paid-in-capital and $88,549,112 to decrease accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$56,412,699
Unrealized depreciation	(17,761,108)

Net unrealized appreciation	38,651,591
Undistributed ordinary income	6,972,766
Capital loss carryforward	(89,254,269)
Cost for federal income tax purposes	$911,594,194

60 High Yield Advantage Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,

0.670%	of the next $5 billion,	0.500%	of the next $50 billion,

0.620%	of the next $10 billion,	0.490%	of the next $100 billion, and

0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$926,282	Class R	34,834

Class B	18,555	Class Y	199,317

Class C	37,436	Total	$1,418,455

Class M	202,031

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,947 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $761, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension

High Yield Advantage Fund	61

liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,478,474	Class M	643,547

Class B	118,671	Class R	111,207

Class C	239,353	Total	$2,591,252

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $85,859 and $349 from the sale of class A and class M shares, respectively, and received $15,684 and $977 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $74 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $441,190,903 and $341,348,104, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 11/30/12		Year ended 11/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	34,034,672	$202,599,367	31,716,690	$186,377,117

Shares issued in connection with
reinvestment of distributions	5,670,687	33,574,614	5,518,193	32,561,824

	39,705,359	236,173,981	37,234,883	218,938,941

Shares repurchased	(23,887,276)	(141,992,891)	(37,041,355)	(217,782,415)

Net increase	15,818,083	$94,181,090	193,528	$1,156,526

	Year ended 11/30/12		Year ended 11/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	1,506,951	$8,803,078	733,560	$4,262,414

Shares issued in connection with
reinvestment of distributions	93,908	547,236	59,583	344,477

	1,600,859	9,350,314	793,143	4,606,891

Shares repurchased	(518,250)	(3,027,472)	(626,545)	(3,666,745)

Net increase	1,082,609	$6,322,842	166,598	$940,146

62 High Yield Advantage Fund

	Year ended 11/30/12		Year ended 11/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	2,684,363	$15,569,195	1,927,302	$11,121,958

Shares issued in connection with
reinvestment of distributions	200,002	1,160,670	103,310	593,405

	2,884,365	16,729,865	2,030,612	11,715,363

Shares repurchased	(877,499)	(5,107,018)	(773,873)	(4,450,044)

Net increase	2,006,866	$11,622,847	1,256,739	$7,265,319

	Year ended 11/30/12		Year ended 11/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	468,594	$2,800,522	300,112	$1,767,025

Shares issued in connection with
reinvestment of distributions	49,298	291,693	51,102	301,599

	517,892	3,092,215	351,214	2,068,624

Shares repurchased	(3,622,077)	(21,541,253)	(4,979,524)	(29,615,987)

Net decrease	(3,104,185)	$(18,449,038)	(4,628,310)	$(27,547,363)

	Year ended 11/30/12		Year ended 11/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	1,958,340	$11,604,867	2,150,158	$12,830,531

Shares issued in connection with
reinvestment of distributions	243,330	1,442,102	184,638	1,088,241

	2,201,670	13,046,969	2,334,796	13,918,772

Shares repurchased	(812,157)	(4,830,060)	(1,328,919)	(7,830,007)

Net increase	1,389,513	$8,216,909	1,005,877	$6,088,765

	Year ended 11/30/12		Year ended 11/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	7,870,709	$48,345,465	11,775,479	$71,189,142

Shares issued in connection with
reinvestment of distributions	1,102,272	6,764,955	1,016,265	6,188,538

	8,972,981	55,110,420	12,791,744	77,377,680

Shares repurchased	(9,661,199)	(59,698,691)	(9,171,417)	(56,043,996)

Net increase (decrease)	(688,218)	$(4,588,271)	3,620,327	$21,333,684

At the close of the period, a shareholder of record owned 6.6% of the outstanding shares of the fund.

High Yield Advantage Fund 63

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$—	Payables	$43,829

Total		$—		$43,829

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$37,325	$37,325

Foreign exchange contracts	596,654	—	596,654

Total	$596,654	$37,325	$633,979

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$(37,856)	$(37,856)

Foreign exchange contracts	(298,316)	—	(298,316)

Total	$(298,316)	$(37,856)	$(336,172)

Note 6: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting	Purchase	Sale	Investment	the reporting
Name of affiliate	period	cost	proceeds	income	period

Putnam Money Market
Liquidity Fund*	$38,065,843	$269,435,459	$266,909,655	$45,321	$40,591,647

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

64 High Yield Advantage Fund

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $417,577 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $6,034 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 10: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011-04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $48,889,788 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

High Yield Advantage Fund 65

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis
Born 1940, Trustee since 2001
Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

66 High Yield Advantage Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

High Yield Advantage Fund	67

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

68 High Yield Advantage Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
Independent Registered	Principal Executive Officer, and	Judith Cohen
Public Accounting Firm	Compliance Liaison	Vice President, Clerk, and
KPMG LLP		Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN032
278521 1/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2012	$80,880	$--	$4,450	$ —
November 30, 2011	$82,325	$--	$4,350	$ —

For the fiscal years ended November 30, 2012 and November 30, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,450 and $4,350 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2012	$ —	$ —	$ —	$ —

November 30, 2011	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Advantage Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 28, 2013